SCHEDULE 14A INFORMATION

Proxy Statement Pursuant To Section 14(a) of the Securities Exchange Act of 1934

FILED BY THE REGISTRANT                         |X|

FILED BY A PARTY OTHER THAN THE REGISTRANT      | |
Check the appropriate box:
|X|   Preliminary Proxy Statement
| | Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
| |   Definitive Proxy Statement
| |   Definitive Additional Materials
| |   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                            TTTTICKETS HOLDING CORP.
                (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):
|X|   No fee required
| |   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

    ----------------------------------------------------------------------------
(2) Aggregate number of securities to which transaction applies:

    ----------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    ----------------------------------------------------------------------------
(4) Proposed maximum aggregate value of transaction:

    ----------------------------------------------------------------------------
(5) Total fee paid:

    ----------------------------------------------------------------------------
| |  Fee previously paid with preliminary materials.
| | Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)  Amount Previously Paid:

    ----------------------------------------------------------------------------
(2)  Form, Schedule or Registration Statement No.:

    ----------------------------------------------------------------------------
(3)  Filing Party:

    ----------------------------------------------------------------------------
(4)  Date Filed:

                            TTTTICKETS HOLDING CORP.

                                 7 TFUZOT ISRAEL

                             GIVATAIM, ISRAEL 53583

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

                          TO BE HELD JANUARY 24, 2002


TO OUR STOCKHOLDERS:

NOTICE IS HEREBY GIVEN that the Special Meeting of Stockholders of TTTTickets Holding Corp., a Delaware corporation (the "Company"), will be held at 7 Tfuzot Israel, Givataim, Israel 53583, on January 24, 2002 at 10:00 A.M. Israel time, to consider the following proposals:

     1.   the  approval  of  an  amendment  to  the  Company's   Certificate  of
          Incorporation to increase the number of authorized shares of the Company's common stock, par value $.001 per share (the "Common Stock"), from 40,000,000 shares to 500,000,000 shares;

     2.   the  approval  of  an  amendment  to  the  Company's   Certificate  of
          Incorporation   to  change   the  name  of  the   Company  to  Shelron
          Technologies Holding Group Inc.; and

     3. the transaction of such other business as may properly come before the meeting.

     Stockholders of record on the books of the Company at the close of business on December __, 2001 will be entitled to vote at the meeting or any adjournment thereof. A copy of the annual report containing the financial statements of the Company for the year 2000 is enclosed.

     All stockholders are cordially invited to attend the meeting. Whether or not you expect to attend, you are requested to sign, date and return the enclosed proxy promptly. Stockholders who execute proxies retain the right to revoke them at any time prior to the voting thereof. A return envelope which requires no postage if mailed in the United States is enclosed for your convenience.

                                        By Order of the Sole Director


Dated:   Givataim, Israel               Eliron Yaron
         December __, 2001              President

                            TTTTICKETS HOLDING CORP.

                                 7 TFUZOT ISRAEL

                             GIVATAIM, ISRAEL 53583

                                 PROXY STATEMENT

                         SPECIAL MEETING OF STOCKHOLDERS

                                JANUARY 24, 2002


          This Proxy Statement is furnished in connection with the solicitation by the sole director of TTTTickets Holding Corp. (the "Company") of proxies in the enclosed form for the Special Meeting of Stockholders to be held at 7 Tfuzot Israel, Givataim, Israel 53583, on January 24, 2002 at 10:00 A.M. Israel time, and for any adjournment or adjournments thereof, for the purposes set forth in the foregoing Notice of Special Meeting of Stockholders.

          A proxy may be revoked by a stockholder at any time before its exercise by filing with Eliron Yaron, the President of the Company, at the address set forth above, an instrument of revocation or a duly executed proxy bearing a later date, or by attendance at the Special Meeting of Stockholders and electing to vote in person. Attendance at the Special Meeting of Stockholders will not, in and of itself, constitute revocation of a proxy.

          At the Special Meeting, the Stockholders will vote on the following proposals:

          1. the approval of an amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of the Company's common stock, par value $.001 per share (the "Common Stock"), from 40,000,000 shares to 500,000,000 shares;

          2. the approval of an amendment to the Company's Certificate of Incorporation to change the name of the Company to Shelron Technologies Holding Group Inc.; and

          3. the transaction of such other business as may properly come before the meeting.

          The Company knows of no other matters to be presented at the Special Meeting. If any additional matters should be properly presented, proxies shall be voted in accordance with the judgment of the proxy holders.

          Each stockholder of the Company is requested to complete, sign, date and return the enclosed proxy without delay in order to ensure that the shares owned by such stockholder are voted at the Special Meeting. Any stockholder may revoke a proxy at any time before it is voted by: (i) delivering written notice to the President of the Company, at the address of the Company set forth above, stating that the proxy is revoked, (ii) executing a subsequent proxy and delivering it to the President of the Company, or (iii) attending the Special Meeting and voting in person. Each properly executed proxy returned will be voted as directed. In addition, if no directions are given or indicated, the persons named in the accompanying proxy intend to vote proxies in favor of the foregoing proposals.

          The Company will bear the cost of soliciting proxies. The sole director, officer and employees of the Company may solicit proxies personally or by telephone, telegram or mail. Such director, officer and employees will not be additionally compensated for such solicitation but may be reimbursed for reasonable out-of-pocket expenses incurred in connection therewith. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of proxy material to the beneficial owners of the Common Stock held of record by such persons and the Company will, upon request, reimburse such custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred in connection therewith.

          The principal executive offices of the Company are located at 7 Tfuzot Israel, Givataim, Israel 53583. The approximate date on which this Proxy Statement and the accompanying form of Proxy will first be sent or given to the Company's stockholders is December ____, 2001.

                                VOTING SECURITIES

          Only holders of shares of Common Stock and the holders of shares of series A preferred stock, par value $0.001 per share (the "Series A Preferred Stock"), of record at the close of business on December __, 2001 are entitled to notice of and to vote at the Special Meeting or any adjournment thereof. On the record date there were 10,000,032 shares of Common Stock issued and outstanding and 1,000,000 shares of Series A Preferred Stock issued and outstanding. Each outstanding share of Common Stock is entitled to one vote upon all matters to be acted upon at the Special Meeting and the holders of Series A Preferred Stock are entitled to an aggregate of 10,833,333 votes, representing 52% of the total shares entitled to vote by all holders of the then outstanding shares of Common Stock and the holders of all the then outstanding shares of Series A Preferred Stock combined. The holders of the Series A Preferred Stock are entitled to vote along with the holders of Common Stock as one class on all matters for which the stockholders of the Company shall vote.

                                VOTING PROCEDURES

          The approval of the proposals to amend the certificate of incorporation of the Company to increase the number of authorized shares of Common Stock and to change the name of the Company to Shelron Technologies Holding Group Inc. require the affirmative vote of a majority of the shares of Common Stock and Series A Preferred Stock present in person or represented by proxy at the Meeting, provided a quorum exists. A quorum is established if, as of the Record Date, the holders of a majority of the votes are present in person or represented by proxy at the Special Meeting. Votes will be counted and certified by one or more Inspectors of Election. In accordance with Delaware law, abstentions and "broker non-votes" (i.e. proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares as to a matter with respect to which the brokers or nominees do not have discretionary power to vote) will be treated as present for purposes of determining the presence of a quorum. Broker non-votes with respect to any matter are not considered as shares entitled to vote and will, therefore, have no legal effect on the vote on that particular matter. However, because an affirmative vote of a majority of the outstanding shares of the Company's Common Stock and Series A Preferred Stock is required to approve the amendments to the certificate of incorporation of the Company (proposals 1 and 2), broker non-votes and abstentions will have the same effect as a vote "against" the amendments to the Certificate of Incorporation of the Company (proposals 1 and 2). The enclosed proxies will be voted in accordance with the instructions thereon. Unless otherwise stated, all shares represented by such proxy will be voted as instructed. Proxies may be revoked as noted above.

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT

          The following table sets forth, as of December ___, 2001, certain information as to the stock ownership of each person known by the Company to own beneficially 5% or more of the Company's outstanding Common Stock, by each director of the Company who owns shares of Common Stock or Series A Preferred Stock, and by all officers and directors as a group. This table includes the shares of Series A Preferred Stock, which have the right in the aggregate to cast 52% of the total votes which may be cast by the holders of all the outstanding (i) shares of Common Stock and (ii) Series A Preferred Stock.


Name and Address
  of Beneficial           Number of shares of           Number of shares              Percentage of
     Owner              Common Stock Owned (1)    of Series A Preferred Owned         Voting Rights
------------------      ----------------------    ----------------------------        -------------
Hull Services, Inc.            7,925,000                  1,000,000                        90%
7 Tfuzot Israel
Givataim, Israel 53583

Eliron Yaron (2)               7,925,000                  1,000,000                        90%
Tfuzot Israel
Givataim, Israel 53583

All officers and
directors as a
group (1 person)               7,925,000                  1,000,000                        90%


(1) Except as otherwise indicated, all shares are beneficially owned and sole voting and investment power is held by the persons named.

(2) Eliron Yaron is deemed a beneficial owner of 7,925,000 shares of Common Stock and 1,000,000 shares of Series A Preferred Stock as the stockholder of Hull Services, Inc.

                                   PROPOSAL 1

                            AMENDMENT TO CERTIFICATE
                        OF INCORPORATION TO INCREASE THE
                        AUTHORIZED SHARES OF COMMON STOCK

          At a meeting of the sole director of the Company on December ___, 2001 the sole director adopted a resolution to amend the Certificate of Incorporation to increase the number of authorized shares of Common Stock of the Company. The Company is currently authorized to issue 40,000,000 shares of Common Stock. The Company's sole director recommends that the Company's stockholders approve an amendment (the "Amendment") to the Company's Certificate of Incorporation in the form attached hereto as Exhibit A, that would increase the authorized shares of the Company's Common Stock from 40,000,000 shares to 500,000,000 shares. Of the 40,000,000 shares of Common Stock currently authorized, 10,000,032 shares of Common Stock are issued and outstanding. If the Amendment is approved by the Company's stockholders, the second sentence of ARTICLE FOURTH of the Company's Certificate of Incorporation will read as follows:

               The total number of shares which the Corporation is authorized to issue is Five Hundred Million (500,000,000) shares, of which Four Hundred Ninety Million (490,000,000) shall be Common Stock and Ten Million (10,000,000) shall be Preferred Stock.

          The Company proposes to increase the number of authorized shares of its Common Stock to provide additional shares for general corporate purposes, including stock dividends and splits, raising additional capital, issuance of shares pursuant to the employee stock option plans, issuances upon conversion of outstanding debentures and shares of Preferred Stock which may be issued and possible future acquisitions. The Company's officers may from time to time engage in discussions with other businesses concerning the possible acquisition of such companies by the Company, in which the Company may consider issuing stock as part or all of the acquisition price. The sole director believes that an increase in the total number of shares of authorized common stock will better enable the Company to meet its future needs and give it greater flexibility in responding quickly to business opportunities. The proposed increase will also provide additional shares for corporate purposes generally.

          The Company's issuance of shares of Common Stock, including the additional shares that will be authorized if this proposed amendment is adopted, may dilute the present equity ownership position of current holders of Common Stock and may be made without stockholder approval, unless otherwise required by applicable laws. The authority possessed by the sole director to issue Common Stock could also potentially be used to discourage attempts to obtain control of the Company through a merger, tender offer, proxy contest or otherwise by making such attempts more difficult or costly to achieve.

REQUIRED VOTE

          The sole director believes that, as proposed, the approval of the amendment is in the best interests of the stockholders of the Company. Approval of this proposal requires the affirmative vote of a majority of the outstanding shares of Common Stock and Preferred Stock of the Company.

THE SOLE DIRECTOR RECOMMENDS A VOTE "FOR" THE PROPOSAL TO AMEND THE COMPANY'S CERTIFICATE OF INCORPORATION TO INCREASE THE COMPANY'S AUTHORIZED SHARES OF COMMON STOCK.

                                   PROPOSAL 2

           AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION TO
              CHANGE ITS NAME TO "SHELRON TECHNOLOGIES GROUP INC."

          The sole director has approved, subject to stockholder approval, the Amendment in the form attached hereto as Exhibit A changing the Company's name to "Shelron Technologies Holding Group Inc."

          The Company no longer operates in the business of creating a secondary marketplace for individuals to buy and sell event tickets on the Internet, to which the Company's former name is strongly associated. The Company has determined to change its name to reflect the fact that it is purchasing certain assets of a company named Shelron Internet Ltd., the current generic operations of the Company, and the generic operations of those businesses into which the Company may enter in the future.

          Stockholders will not be required to submit their stock certificates for exchange. Following the effective date of the Amendment, all new stock certificates issued by the Company will be overprinted with the Company's new name.

          The affirmative vote of the holders of a majority of the outstanding shares of the stock voting together as a single class, is required for the approval of this proposal.

THE SOLE DIRECTOR RECOMMENDS A VOTE "FOR" THIS PROPOSAL TO AMEND THE COMPANY'S CERTIFICATE OF INCORPORATION TO CHANGE THE NAME OF THE COMPANY TO "SHELRON TECHNOLOGIES HOLDING GROUP INC."

                                  MISCELLANEOUS

          The Company will provide without charge to each person being solicited by this Proxy Statement, on written request of any such person, a copy of the Company's Financial Statement for the year ended December 31, 2000 (as filed with the SEC). All such requests should be directed to Eliron Yaron at the Company, 7 Tfuzot Israel, Givataim, Israel 53583.

STOCKHOLDER PROPOSALS

          Rule 14a-4 of the SEC proxy rules allows the Company to use discretionary voting authority to vote on matters coming before an annual meeting of stockholders if the Company does not have notice of the matter at least 45 days before the date corresponding to the date on which the Company first mailed its proxy materials for the prior year's annual meeting of stockholders or the date specified by an overriding advance notice provision in the Company's By-Laws. The Company's By-Laws state that for a proposal to be timely in connection with an annual meeting of stockholders, certain items shall be delivered to or mailed and received at the principal executive offices of the Company not less than 90 nor no more than 180 days prior to the earlier of the date of the annual meeting or the corresponding date on which the immediately preceding year's annual meeting was held. Such items are: (i) notice of the proposal; (ii) the text of the proposed alteration, amendment or repeal, if such proposal relates to a proposed change to the Corporation's Certificate of Incorporation or Bylaws; (iii) evidence reasonably satisfactory to the Corporation of such stockholder's status as such and the number of shares of each class of capital stock of the Corporation of which such stockholder is the beneficial owner; (iv) a list of names and addresses of other beneficial owners of shares of the capital stock of the Corporation, if any, with whom such stockholder is acting in concert, and the number of shares of each class of capital stock of the Corporation beneficially owned by each such beneficial owner; and (v) an opinion of counsel, which counsel and the form and substance of which opinion shall be reasonably satisfactory to the Board of Directors of the Corporation, to the effect that the Certificate of Incorporation or Bylaws resulting from the adoption of such proposal would not be in conflict with the laws of the State of Delaware, if such proposal relates to a proposed change to the Corporation's Certificate of Incorporation or Bylaws. Within 30 days (or such shorter period that may exist prior to the date of the meeting), the Board of Directors of the Company shall determine whether the items to be ruled upon by them are reasonably satisfactory and shall notify the stockholder in writing of its determination. For the Company's 2002 Annual Meeting of Stockholders, stockholders must submit such written notice to the President of the Company on or before _________, 2002.

          Stockholders of the Company wishing to include proposals in the proxy material for the 2002 annual meeting of the stockholders must submit the same in writing so as to be received by the President of the Company on or before ________, 2002. Such proposals must also meet the other requirements of the rules of the SEC relating to stockholder proposals.

OTHER MATTERS

          The sole director does not intend to bring before the Meeting for action any matters other than those specifically referred to above and is not aware of any other matters which are proposed to be presented by others. If any other matters or motions should properly come before the Meeting, the persons named in the proxy intend to vote thereon in accordance with their judgment on such matters or motions dealing with the conduct of the Meeting.

                                        By Order of the Sole Director

                                                ELIRON YARON
                                                President

Dated: December ____, 2001

                                      PROXY
                                      -----

                             THIS PROXY IS SOLICITED

                         ON BEHALF OF THE SOLE DIRECTOR

                            TTTTICKETS HOLDING CORP.
                                 7 TFUZOT ISRAEL
                             GIVATAIM, ISRAEL 53583

          The undersigned hereby appoints Eliron Yaron as Proxy with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of TTTTickets Holding Corp. held of record by the undersigned on January 24, 2002 at the Special Meeting of Stockholders to be held on December 20, 2001 or any adjournment thereof.

1. Approval of Amendment to Certificate of Incorporation to Increase Number of Authorized Shares of Common Stock.

                         FOR |_| AGAINST |_| ABSTAIN |_|

2. Proposal to amend the Company's Certificate of Incorporation to change the name of the Company to Shelron Technologies Holding Group Inc.

                         FOR |_| AGAINST |_| ABSTAIN |_|

The shares represented by this proxy will be voted in the manner directed. In the absence of any direction, the shares will be voted FOR Proposals 1 and 2 and in accordance with their discretion on such other matters as may properly come before the meeting.

                                        Dated                         , 2001
                                             ------------------------


                                        ----------------------------------------
                                        ----------------------------------------
                                                     Signature(s)

(Signature(s) should conform to names as registered. For jointly owned shares, each owner should sign. When signing as attorney, executor, administrator, trustee, guardian or officer of a corporation, please give full title of a partnership, please sign in partnership name by authorized person.)

                                                                       EXHIBIT A
                                                                       ---------

                            CERTIFICATE OF AMENDMENT
                                     OF THE
                          CERTIFICATE OF INCORPORATION
                                       OF
                            TTTTICKETS HOLDING CORP.

                            Under Section 242 of the
                General Corporation Law of the State of Delaware

          TTTTICKETS HOLDING CORP. (the "Corporation"), a corporation organized and existing under and the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY:

          FIRST: That the sole director of the Corporation, by meeting of the sole director, adopted the following resolution proposing the following amendments to the Certificate of Incorporation of the Corporation:

               RESOLVED, that Article FIRST of the Certificate of Incorporation be amended and, as amended, shall read as follows:

          FIRST: The name of this corporation is Shelron Technologies Holding Group Inc.

               RESOLVED, that the second sentence of ARTICLE FOURTH of the Certificate of Incorporation be amended and, as amended, shall read as follows:

               "The total number of shares which the Corporation is authorized to issue is Five Hundred Million (500,000,000) shares, of which Four Hundred Ninety
               Million (490,000,000) shall be Common Stock and Ten Million (10,000,000) shall be Preferred Stock."; and

          SECOND: That the aforesaid amendments have been authorized by the affirmative vote of a majority of the issued and outstanding shares of common stock , par value $0.001 per share, and series A preferred stock, par value $0.001 per share, entitled to vote at a duly convened stockholders meeting.

          THIRD: That the aforesaid amendments were duly adopted in accordance with the applicable provisions of Section 242 and 228 of the General Corporation Law of the State of Delaware.

          IN WITNESS WHEREOF, the Corporation has caused this certificate to be signed by its President, this 24th day of January, 2002.

                                        TTTTICKETS HOLDING CORP.


                                        By:
                                           -------------------------------------
                                                   Eliron Yaron, President

ATTEST:

By:
   --------------------------